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EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 33-26977, 33-36379, 33-50746, 333-00733, 333-00749, 333-00757, 333-09387, 333-33327, 333-75383, 333-92155, 333-58526 and 333-67472 of Computer Sciences Corporation on Forms S-8, and Registration Statement No. 333-72034 of Computer Sciences Corporation on Form S-3, of our report dated May 24, 2002, appearing in this Annual Report on Form 10-K of Computer Sciences Corporation for the year ended March 29, 2002.

DELOITTE & TOUCHE LLP

Los Angeles, California
June 13, 2002

60

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  EXHIBIT 23
INDEPENDENT AUDITORS' CONSENT